Schedule 14A Information required in proxy statement.
                         Schedule 14A Information
        Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

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[    ]  Definitive Additional Materials
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        Section 240.14a-12

Municipal Income Trust . . . . . . . . . . . . . . . . . . . . .
             (Name of Registrant as Specified in its Charter)

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                (Name of Person(s) Filing Proxy Statement)

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[    ]  Fee computed on table below per Exchange Act Rules
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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction
     computed pursuant to Exchange Act Rule 0-11:

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4)   Proposed maximum aggregate value of transaction:

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     state how it was determined.

[    ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for
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        previous filing by registration statement number, or the
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4)   Date Filed:

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

                   PRELIMINARY COPY -- TO BE FILED WITH THE
                   SECURITIES AND EXCHANGE COMMISSION ONLY.

                            MUNICIPAL INCOME TRUST

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 20, 1995

   The Annual Meeting of Shareholders of MUNICIPAL INCOME TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Conference Center, Forty-Fourth Floor, 2 World Trade Center, New York, New York 10048, on December 20, 1995, at 9:00 a.m., New York City time, for the following purposes:

       1. To elect three (3) Trustees to serve until the 1998 Annual Meeting or until their successors shall have been elected and qualified;

       2. To approve or disapprove continuance of the Investment Advisory Agreement between the Trust and Dean Witter InterCapital Inc.;

       3. To ratify or reject the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending August 31, 1996;

       4. Shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a Shareholder of the Trust; and

       5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   Shareholders of record as of the close of business on October 26, 1995 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business at the Meeting is not obtained, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against such adjournment those proxies required to be voted against that proposal.

                                                     SHELDON CURTIS,
                                                        Secretary

November  , 1995
New York, New York


                                  IMPORTANT
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            MUNICIPAL INCOME TRUST

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               ---------------
                               PROXY STATEMENT
                               ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                              DECEMBER 20, 1995

   This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of MUNICIPAL INCOME TRUST (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on December 20, 1995 (the "Meeting"), and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 2, 3 and against Proposal 4 as set forth in the attached Notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust, or attendance and voting at the Annual Meeting of Shareholders.

   Shareholders of record as of the close of business on October 26, 1995, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On October 26, 1995, there were shares of beneficial interest outstanding, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and Officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers and regular employees of the Trust, or Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Adviser"), without special compensation therefor. The first mailing of this proxy statement is expected to be made on or about November 8, 1995.

                           (1) ELECTION OF TRUSTEES

   The number of Trustees has currently been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at ten. At the Meeting, three nominees are to be elected to the Trust's Board of Trustees. There are currently ten Trustees, three of whom (Jack F. Bennett, Michael Bozic and Charles A. Fiumefreddo) are standing for election at this Meeting to serve until the 1998 Annual Meeting in accordance with the Trust's Declaration of Trust, as amended.

   Eight of the current ten Trustees (Jack F. Bennett, Michael Bozic, Edwin
J. Garn, John R. Haire, Manuel H. Johnson, Paul Kolton, Michael E. Nugent and John L. Schroeder) are "Independent Trustees", that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected by the Shareholders of the Trust.

   The nominees of the Board of Trustees for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of the following nominees: Jack F. Bennett, Michael Bozic and Charles A. Fiumefreddo. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why said nominees would be unable or unwilling to accept nomination or election. Trustees will be elected by a plurality of the votes cast at the Meeting. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   Pursuant to the provisions of the Declaration of Trust (Section 2.2, as amended), the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of the three classes will expire each year.

   The Board has determined that the nominees for election as Trustee shall be standing for election as Trustee in each of the three classes of Trustee as follows: Class I--Messrs. Bennett, Bozic and Fiumefreddo; Class II--Messrs. Johnson, Kolton and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and Purcell. Each Nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board of Trustees, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board of Trustees could be delayed for up to two years. In accordance with the above, the Trustees in Class I are standing for election at this Meeting and, if elected, will serve until the 1998 Annual Meeting, or until their successors shall have been elected and qualified.

   The following information regarding each of the nominees for election as Trustee, and each of the other members of the Board, includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of October 26, 1995 (shown in parentheses), positions with the Trust, and directorships or trusteeships in other companies which file periodic reports with the Securities and Exchange Commission, including the 80 investment companies, including the Trust, for which InterCapital serves as investment manager or investment adviser (referred to herein collectively as the "Dean Witter Funds"), and the 13 investment companies for which InterCapital's wholly-owned subsidiary, Dean Witter Services Company Inc. ("DWSC"), serves as manager and TCW Funds Management, Inc., serves as investment adviser (referred to herein as the TCW/DW Funds").

   The nominees for Trustee to be elected at this Meeting are:

   JACK F. BENNETT, Trustee since January, 1988; age 71; Retired; Director or Trustee of the Dean Witter Funds; formerly Senior Vice President and Director of Exxon Corporation (1975-January, 1989) and Under Secretary of the U.S. Treasury for Monetary Affairs (1974-1975); Director of Philips Electronics N.V., Tandem Computers Inc. and Massachusetts Mutual Insurance Company; director or trustee of various not-for-profit and business organizations.

   MICHAEL BOZIC, Trustee since April, 1994; age 54; Private Investor; Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly Chairman and Chief Executive Officer (January, 1987-August, 1990) and President and Chief Operating Officer (August, 1990-February, 1991) of the Sears Merchandise Group of Sears, Roebuck and Co. ("Sears"); Director of Eaglemark Financial Services, Inc., the United Negro College Fund, Weirton Steel Corporation and Domain Inc. (home decor retailer).

   CHARLES A. FIUMEFREDDO,* Trustee since July, 1991; age 62; Chairman, Chief Executive Officer and Director of InterCapital, Dean Witter Services Company Inc. ("DWSC") and Dean Witter Distributors Inc. ("Distributors"); Executive Vice President and Director of Dean Witter Reynolds Inc. ("DWR"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of Dean Witter Trust Company ("DWTC"); Director and/or officer of various Dean Witter, Discover & Co. ("DWDC") subsidiaries; formerly Executive Vice President and Director of DWDC (until February,
1993).

   The Trustees who are not standing for reelection at this Meeting are:

   EDWIN JACOB (JAKE) GARN, Trustee since January, 1993; age 63; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical Corporation (since January, 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp.; Member of the board of various civic and charitable organizations.

   JOHN R. HAIRE, Trustee since January, 1988; age 70; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-October,
1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   DR. MANUEL H. JOHNSON, Trustee since July, 1991; age 46; Senior Partner, Johnson Smick International, Inc., a consulting firm (since June, 1985); Koch Professor of International Economics and Director of the Center for Global Market Studies at George Mason University (since September, 1990); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission (since September, 1990); Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (February, 1986-August, 1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   PAUL KOLTON, Trustee since January, 1988 (        shares); age 72;
Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly Chairman of Financial Accounting Standards Advisory Council; formerly Chairman and Chief Executive Officer of the American Stock Exchange; Director of UCC Investors Holding Inc. (Uniroyal Chemical Company, Inc.); director or trustee of various not-for-profit organizations.

   MICHAEL E. NUGENT, Trustee since July, 1991; age 59; General Partner, Triumph Capital, L.P., a private investment partnership (since April, 1988); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (September, 1984-March, 1988); Director of various business organizations.

   PHILIP J. PURCELL,* Trustee since April, 1994 (        shares); age 52;
Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC Subsidiaries.

---------------
* Messrs. Fiumefreddo and Purcell may be deemed "interested persons" of the Trust and its Investment Adviser as defined in Section 2(a)(19) of the Act, due to their affiliation with the Investment Adviser and/or its affiliated companies.

   JOHN L. SCHROEDER, Trustee since April, 1994; age 65; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of The Home Insurance Company (August, 1991-September, 1995), Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (April, 1983-June, 1991) and President of USF&G Financial Services, Inc. (June, 1990-June, 1991).

   The executive officers of the Trust are: Sheldon Curtis, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; David A. Hughey, Vice President; Edmund C. Puckhaber, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Robert S. Giambrone, Joseph J. McAlinden, Joseph Arcieri, Gerard J. Lian and Katherine H. Stromberg are Vice Presidents of the Trust and Marilyn K. Cranney, Barry Fink, Lou Anne D. McInnis and Ruth Rossi serve as Assistant Secretaries. Mr. Curtis is 63 years old and is currently Senior Vice President, Secretary and General Counsel of InterCapital and DWSC and Assistant Secretary of DWR; he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors and Senior Vice President and Secretary of DWTC. Mr. Scanlan is 59 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (November, 1990-March, 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Hughey is 64 years old and is currently Executive Vice President and Chief Administrative Officer of InterCapital and DWSC; he is also Executive Vice President and Chief Administrative Officer of Distributors and DWTC as well as a Director of DWTC. He was previously President of DWTC (October, 1989-March, 1993). Mr. Puckhaber is 56 years old and is currently Executive Vice President of InterCapital (since January,
1991) and Director of DWTC. Mr. Willison is 52 years old and is currently Senior Vice President of InterCapital. Mr. Caloia is 49 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August, 1995). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 52 years old and is currently Senior Vice President of InterCapital (since June, 1995). He was formerly a Managing Director at Dillon Read. Mr. Arcieri is 47 years old and is currently Vice President of InterCapital. Mr. Lian is 40 years old and is currently Assistant Vice President of InterCapital. He was formerly a Senior Municipal Analyst with the American Express Company (1984-1992). Ms. Stromberg is 47 years old and is currently Vice President of InterCapital (since April, 1992). She was formerly a portfolio manager with InterCapital (October, 1991-April, 1992) and Vice President of Kidder Peabody Asset Management (October, 1985-October, 1991). Other than Mr. Scanlan, Mr. Giambrone, Mr. McAlinden, Mr. Lian and Ms. Stromberg, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

BOARD OF TRUSTEES; RESPONSIBILITIES AND COMPENSATION OF INDEPENDENT TRUSTEES

   As mentioned above, the Trust is one of the Dean Witter Funds, a group of investment companies managed by InterCapital. As of the date of this proxy statement, there are a total of 80 Dean Witter Funds, comprised of 120 portfolios. As of September 30, 1995, the Dean Witter Funds had total net assets of approximately $68.4 billion and more than five million shareholders.

   The Board of Directors or Trustees, consisting of ten (10) directors or trustees, is the same for each of the Dean Witter Funds. Some of the Funds are organized as business trusts, others as corporations, but the functions and duties of directors and trustees are the same. Accordingly, directors and trustees of the Dean Witter Funds are referred to in this section as Trustees.

   Eight Trustees, that is, 80% of the total number, have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. Five of the eight Independent Trustees are also Independent Trustees of the TCW/DW Funds. As of the date of this proxy statement, there are a total of 13 TCW/DW Funds. Two of the Funds' Trustees, that is, the management Trustees, are affiliated with InterCapital.

   As noted in a federal court ruling, "[T]he independent directors . . . are expected to look after the interests of shareholders by 'furnishing an independent check upon management,' especially with respect to fees paid to the investment company's sponsor." In addition to their general "watchdog" duties, the Independent Trustees are charged with a wide variety of responsibilities under the Act. In order to perform their duties effectively, the Independent Trustees are required to review and understand large amounts of material, often of a highly technical and legal nature.

   The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; that is, people whose advice and counsel are valuable and in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because of the demands made on their time by the Funds. Indeed, to serve on the Funds' Boards, certain Trustees who would be qualified and in demand to serve on bank boards would be prohibited by law from serving at the same time as a director of a national bank and as a Trustee of a Fund.

   The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Since most of the Dean Witter Funds have such a plan, and since all of the Funds' Boards have the same members, the Independent Trustees effectively control the selection of other Independent Trustees of all the Dean Witter Funds.

GOVERNANCE STRUCTURE OF THE DEAN WITTER FUNDS

   While the regulatory system establishes both general guidelines and specific duties for the Independent Trustees, the governance arrangements from one investment company group to another vary significantly. In some groups the Independent Trustees perform their role by attendance at periodic meetings of the board of directors with study of materials furnished to them between meetings. At the other extreme, an investment company complex may employ a full-time staff to assist the Independent Trustees in the performance of their duties.

   The governance structure of the Dean Witter Funds lies between these two extremes. The Independent Trustees and the Funds' Investment Manager alike believe that these arrangements are effective and serve the interests of the Funds' shareholders. All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing Fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex, and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; advising the independent accountants and management personnel that they have direct access to the Committee at all times; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has established a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   Committee meetings are sometimes held away from the offices of InterCapital and sometimes in the Board room of InterCapital. These meetings are held without management directors or officers being present, unless and until they may be invited to the meeting for purposes of furnishing information or making a report. These separate meetings provide the Independent Trustees an opportunity to explore in depth with their own independent legal counsel, independent auditors and other independent consultants, as needed, the issues they believe should be addressed and resolved in the interests of the Funds' shareholders.

   For the fiscal year ended August 31, 1995, the Board of Trustees of the
Trust held    meetings, and the Audit Committee, the Committee of the
Independent Trustees and the Derivatives Committee held   ,    and
meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEES

   The Chairman of the Committees maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on the issues, and arranges to have the information furnished. He also arranges for the services of independent experts to be provided to the Committees and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of all three Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committees is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

VALUE OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER
FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds is in the best interests of all the Funds' shareholders. This arrangement avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. It is believed that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the likelihood of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, it is believed that having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Trust pays each Independent Trustee an annual fee of $1,000 ($1,200 prior to October 1, 1995) plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $750 ($1,000 prior to January 1, 1995) and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees). The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Trust.

   The Trust has adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Trust, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 28.75% of his or her Eligible Compensation plus 0.4791666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 57.50% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Trust in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Trust. As of the date of this proxy statement, 58 Dean Witter Funds have adopted the retirement program.

---------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   The following table illustrates the compensation paid and the retirement benefits accrued to the Trust's Independent Trustees by the Trust for the fiscal year ended August 31, 1995 and the estimated retirement benefits for the Trust's Independent Trustees as of August 31, 1995.

                                    TRUST COMPENSATION                         ESTIMATED RETIREMENT BENEFITS
                             ------------------------------  ---------------------------------------------------------------
                                                                ESTIMATED
                                                RETIREMENT    CREDITED YEARS     ESTIMATED                        ESTIMATED
                                AGGREGATE        BENEFITS     OF SERVICE AT    PERCENTAGE OF      ESTIMATED        ANNUAL
                               COMPENSATION     ACCRUED AS      RETIREMENT       ELIGIBLE         ELIGIBLE      BENEFITS UPON
NAME OF INDEPENDENT TRUSTEE   FROM THE TRUST  TRUST EXPENSES   (MAXIMUM 10)    COMPENSATION    COMPENSATION(2)  RETIREMENT(3)
---------------------------  --------------  --------------  --------------  ---------------  ---------------  -------------
Jack F. Bennett ............ $1,950          $1,275           8              46.0%            $2,209           $1,016
Michael Bozic ..............  1,900             303          10              57.5%             1,950            1,121
Edwin J. Garn ..............  2,000             612          10              57.5%             1,950            1,121
John R. Haire ..............  4,850(4)        2,920          10              57.5%             5,093            2,929
Dr. Manuel H. Johnson  .....  2,000             249          10              57.5%             1,950            1,121
Paul Kolton ................  2,000           1,301          10              57.0%             2,425            1,383
Michael E. Nugent ..........  1,900             435          10              57.5%             1,950            1,121
John L. Schroeder ..........  1,850             596           8              47.9%             1,950              934

---------------
(2)  Based on current levels of compensation.

(3) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(4) Of Mr. Haire's compensation from the Trust, $3,400 was paid to him as Chairman of the Committee of the Independent Trustees ($2,400) and as
        Chairman of the Audit Committee ($1,000).

   The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1994 for services to the 73 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Kolton and Nugent, the 13 TCW/DW Funds that were in operation at December 31, 1994. With respect to Messrs. Haire, Johnson, Kolton and Nugent, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                    FOR SERVICE AS
                               FOR SERVICE AS                        CHAIRMAN OF       TOTAL CASH
                                 DIRECTOR OR      FOR SERVICE AS    COMMITTEES OF     COMPENSATION
                                 TRUSTEE AND       TRUSTEE AND       INDEPENDENT     FOR SERVICES TO
                              COMMITTEE MEMBER   COMMITTEE MEMBER     DIRECTORS/     73 DEAN WITTER
                              OF 73 DEAN WITTER    OF 13 TCW/DW      TRUSTEES AND     FUNDS AND 13
NAME OF INDEPENDENT TRUSTEE         FUNDS             FUNDS        AUDIT COMMITTEES   TCW/DW FUNDS
---------------------------  -----------------  ----------------  ----------------  ---------------
Jack F. Bennett ............ $125,761              --                     --        $125,761
Michael Bozic ..............   82,637              --                     --          82,637
Edwin J. Garn ..............  125,711              --                     --         125,711
John R. Haire ..............  101,061           $66,950             $225,563(5)      393,574
Dr. Manuel H. Johnson  .....  122,461            60,750                   --         183,211
Paul Kolton ................  128,961            51,850               34,200(6)      215,011
Michael E. Nugent ..........  115,761            52,650                   --         168,411
John L. Schroeder ..........   85,938              --                     --          85,938

---------------
(5)  For the 73 Dean Witter Funds.

(6)  For the 13 TCW/DW Funds.

   As of the date of this Proxy Statement, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

              (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE
                        INVESTMENT ADVISORY AGREEMENT

   The Trust's investments are managed by Dean Witter InterCapital Inc. (referred to herein as the "Investment Adviser" or "InterCapital"), pursuant to an Investment Advisory Agreement dated June 30, 1993 (referred to herein as the "Advisory Agreement") which took effect upon the distribution by Sears, Roebuck and Co. ("Sears") to its shareholders of all the common shares of DWDC (the parent company of InterCapital and DWR) then owned by Sears. The Advisory Agreement was approved by the Board of Trustees on October 30, 1992 and by the Shareholders of the Trust at a Special Meeting of Shareholders held on February 25, 1993. The present Advisory Agreement supersedes an earlier advisory agreement also approved by Shareholders on February 25, 1993 in connection with the assumption by InterCapital of the investment advisory activities previously performed by another investment adviser and which took effect on March 1, 1993. The terms of the Advisory Agreement are described below. The Advisory Agreement was last approved by the shareholders of the Trust as a routine matter at their Annual Meeting held on December 22, 1994. The Agreement's continuation until April 30, 1996 was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Board held on April 20, 1995. In the event Shareholders do not approve continuance of the Advisory Agreement by the required majority vote at the forthcoming meeting or any adjournment thereof, the Board of Trustees of the Trust will take such action as it deems to be in the best interest of the Trust and its Shareholders, which may include calling a special meeting of Shareholders to vote on a new investment advisory agreement.

   In considering whether or not to approve the Advisory Agreement, the Board of Trustees reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Adviser's services and personnel, and the appropriateness of the fees that are paid under the Advisory Agreement. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the Advisory Agreement was in the best interests of the Trust and its Shareholders.

   The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of the Advisory Agreement. Such a majority is defined in the Act as the lesser of: (a) 67% or more of the shares present at the Meeting; if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   THE BOARD OF TRUSTEES, INCLUDING THE MAJORITY OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE ADVISORY AGREEMENT.

THE ADVISORY AGREEMENT

   The Advisory Agreement provides that the Investment Adviser shall continuously manage the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objectives and policies. In addition, the Investment Adviser pays the compensation of all personnel, including officers of the Trust, who are its employees. The Investment Adviser has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings.

   In return for its investment services and the expenses which the Investment Adviser assumes under the Advisory Agreement, the Trust pays the Investment Adviser compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.35% to the Trust's average weekly net assets not exceeding $250 million and 0.25% of the portion of average weekly net assets exceeding $250 million. Pursuant to the Advisory Agreement, the Trust accrued to the Investment Adviser total compensation of $1,037,633 during the fiscal year ended August 31, 1995. The net assets of the Trust totalled $313,768,317 at August 31, 1995.

   Under the Advisory Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Adviser, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparation, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Trust's Administrator or Investment Adviser or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Trust's Administrator or Investment Adviser); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Advisory Agreement.

   The Advisory Agreement had an initial term ending April 30, 1994 and provides that, after the initial period of effectiveness, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Advisory Agreement's continuation until April 30, 1995 was approved by the Trustees, including a majority of the Independent Trustees, at a Meeting of the Trustees held on April 8, 1994, called for the purpose of approving the Advisory Agreement.

   The Advisory Agreement also provides that it may be terminated at any time by the Investment Adviser, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

INVESTMENT ADVISER

   Dean Witter InterCapital Inc. is the Trust's investment adviser. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, management and administrative activities previously performed by the InterCapital Division of DWR. InterCapital also manages and advises or administers portfolios of other investment companies and pension plans and other institutional and individual investors.

   InterCapital's wholly-owned subsidiary, DWSC, serves as the Administrator of the Trust and receives from the Trust compensation which is computed weekly and payable monthly and which is determined by applying the following annual rates: 0.20% of the portion of average weekly net assets not exceeding $250 million; 0.15% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million; 0.12% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million; and 0.10% of the portion of average weekly net assets exceeding $750 million to the Trust's weekly net assets. Prior to December 31, 1993, InterCapital served as Administrator of the Trust and received compensation at the same annual rate. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a New Administration Agreement by the Trust and DWSC on such date. For the fiscal year ended August 31, 1995 the Trust accrued to DWSC, pursuant to the Administration Agreement, total compensation of $597,511.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWTC, DWSC, DWR, Distributors and InterCapital; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWTC, DWSC, DWR, Distributors and InterCapital; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWSC, DWR, Distributors and InterCapital.

   The business address of the foregoing Directors and Executive Officers is Two World Trade Center, New York, New York 10048.

   InterCapital and DWSC serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives of the Trust and sets forth the net assets of and the fees payable to InterCapital by such companies, including the Trust.

   DWDC has its offices at Two World Trade Center, New York, New York 10048. There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal year ended August 31, 1995, the Trust accrued to Dean Witter Trust Company, the Trust's Transfer Agent and an affiliate of the Investment Adviser, transfer agency fees of $171,304.

AFFILIATED BROKER

   Because DWR and InterCapital are under the common control of DWDC, DWR is an affiliated broker of InterCapital. For the fiscal year ended August 31, 1995, the Trust paid no brokerage commissions to DWR.

  (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending August 31, 1996. Its selection is being submitted for ratification or rejection by Shareholders at the Meeting. Price Waterhouse LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

   A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of Shareholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Trust. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

  (4) SHAREHOLDER PROPOSAL TO AMEND THE TRUST'S DECLARATION OF TRUST TO REQUIRE EACH TRUSTEE, WITHIN THIRTY DAYS OF ELECTION,
                     TO BECOME A SHAREHOLDER IN THE TRUST

   The Trust has been informed by Edwin A. Mullett, 230 East Shore Drive, Lake Toxaway, North Carolina, 28747, a shareholder of record who owned shares at
      , 1995, that he intends to submit the following proposal at the meeting:

       RESOLVED, that the Declaration of Trust be amended to require each Trustee, within thirty days of election, to become a shareholder of the Trust.

   The proponent has requested that the following statement be included in support of his proposal:

       I consider it self-evident that a trustee might be more concerned and interested if he were also an investor in our Trust. Yet, according to the last proxy statement, not one of our trustees owned a single share of the Trust. This proposal would hardly impose a financial hardship since it would cost less than $10 to meet the requirement. It's possible the trustees will consider this proposal a nuisance since they serve on so many different boards. I would respond that perhaps our trustees are spread too thin if they find it a burden to join us as shareholders.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDATION

   Mr. Mullet's statement in support of his proposal indicates that ownership of a single share of the Trust would satisfy the proposed ownership requirement "since it would cost less than $10 to meet the requirements." The Trust's Trustees believe that ownership of one share of the Trust would be a meaningless gesture. The Trustees have also considered whether a more meaningful share ownership would be in the best interests of the Trust's shareholders and concluded that it would not be, for several reasons. It should be noted, however, that contrary to the above statement by the proponent, two Trustees do, in fact, own shares of the Trust and had owned them prior to last year's proxy statement.

   The Trustees believe it is not necessary to own shares of the Trust to act in the best interests of shareholders and that they can carry out their duties and functions diligently and effectively without such ownership. Moreover, the Trust's objectives and policies may not be appropriate for a Trustee's individual financial circumstances and needs and the Trust could be inhibited in its ability to attract Trustees if the available pool consists only of those whose personal financial needs are met by the Trust's objectives and policies.

   The Trustees believe that any share ownership requirement for the Trust should logically be extended to all Funds in the complex. This could be a difficult requirement for Trustees to meet and still serve on all the Boards in the complex. The Trustees believe that action should not be taken which would make it more difficult to maintain a common board because a common board avoids the duplication of effort that would arise from having different groups of individuals serving as Trustees for each of the Funds and avoids the cost and confusion that may arise from different conclusions reached by different boards on the same operations and management issues. In addition, the Independent Trustees believe that having the same Independent Trustees for each of the Dean Witter Funds is in the best interests of all the Funds' shareholders; that serving as Independent Trustees of all Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. Finally, the Trustees believe that having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of high caliber Independent Trustees.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for the approval of the shareholder proposal.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal Two and will vote against any such adjournment those proxies required to be voted against that proposal.

                            SHAREHOLDERS PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than July 12, 1996, for inclusion in the proxy statement for that meeting.

                           REPORTS TO SHAREHOLDERS

   The Trust's most recent Annual Report, for the fiscal year ended August 31, 1995, has previously been sent to Shareholders and is available without charge upon request from Adrienne Ryan Pinto at Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-526-3143 (toll-free)).

                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                    By Order of the Board of Trustees

                                             SHELDON CURTIS
                                                Secretary

                                                                    APPENDIX

   InterCapital serves as investment manager or investment adviser to the Trust and the other investment companies listed below which have similar investment objectives to that of the Trust, with the net assets shown as of October 26, 1995.

                                                          NET ASSETS AS OF    CURRENT INVESTMENT MANAGEMENT OR
                                                              09/26/95              ADVISORY FEE RATE(S)
                                                        ------------------  ----------------------------------
 1. DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND* ....... $                   0.55% on assets up to $500
                                                                             million, scaled down at various
                                                                             asset levels to 0.475% on assets
                                                                             over $1 billion
 2. DEAN WITTER LIMITED TERM MUNICIPAL TRUST* .......... $                   0.50%
 3. DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST* .... $                   0.35% (1)
 4. DEAN WITTER NATIONAL MUNICIPAL TRUST* .............. $                   0.35% (2)
 5. DEAN WITTER NEW YORK TAX-FREE INCOME FUND* ......... $                   0.55% on assets up to $500 million
                                                                             and 0.525% on assets over $500
                                                                             million
 6. DEAN WITTER TAX-EXEMPT SECURITIES TRUST* ........... $                   0.50% on assets up to $500
                                                                             million, scaled down at various
                                                                             asset levels to 0.325% on assets
                                                                             over $1.25 billion
 7. INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME     $                   0.35%
    TRUST** ............................................
 8. INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL            $                   0.35%
    SECURITIES** .......................................
 9. INTERCAPITAL INSURED CALIFORNIA MUNICIPAL            $                   0.35%
    SECURITIES** .......................................
10. INTERCAPITAL INSURED MUNICIPAL BOND TRUST**  ....... $                   0.35%
11. INTERCAPITAL INSURED MUNICIPAL INCOME TRUST**  ..... $                   0.35%
12. INTERCAPITAL INSURED MUNICIPAL SECURITIES**  ....... $                   0.35%
13. INTERCAPITAL INSURED MUNICIPAL TRUST** ............. $                   0.35%
14. INTERCAPITAL NEW YORK QUALITY MUNICIPAL              $                   0.35%
    SECURITIES** .......................................
15. INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST**  ..... $                   0.35%
16. INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST**  . $                   0.35%
17. INTERCAPITAL QUALITY MUNICIPAL SECURITIES**  ....... $                   0.35%
18. MUNICIPAL INCOME TRUST** ........................... $                   0.35% on assets up to $250 million
                                                                             and 0.25% on assets over $250
                                                                             million
19. MUNICIPAL INCOME TRUST II** ........................ $                   0.40% on assets up to $250 million
                                                                             and 0.30% on assets over $250
                                                                             million

                               A-1





                                                          NET ASSETS AS OF    CURRENT INVESTMENT MANAGEMENT OR
                                                              09/26/95              ADVISORY FEE RATE(S)
                                                        ------------------  ----------------------------------
20. MUNICIPAL INCOME TRUST III** ....................... $                   0.40% on assets up to $250 million
                                                                             and 0.30% on assets over $250
                                                                             million
21. MUNICIPAL INCOME OPPORTUNITIES TRUST** ............. $                   0.50%
22. MUNICIPAL INCOME OPPORTUNITIES TRUST II**  ......... $                   0.50%
23. MUNICIPAL INCOME OPPORTUNITIES TRUST III**  ........ $                   0.50%
24. MUNICIPAL PREMIUM INCOME TRUST** ................... $                   0.40%
25. DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND***  . $                   0.50%

---------------
*    Open-end investment company.

**   Closed-end investment company.

*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions.

(1) InterCapital has undertaken to assume all operating expenses (except for any 12b-1 and brokerage fees) of the Massachusetts, Michigan, Minnesota, New York and Ohio Series of Dean Witter Multi-State
     Municipal Series Trust to the extent that they exceed 0.50% of daily net assets and to waive the compensation provided for in its investment management agreement with that company in respect to the aforementioned Series until December 31, 1995.

(2) InterCapital has undertaken to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter National Municipal
     Trust and to waive the compensation provided for in its investment management agreement with that company until December 31, 1995.

                            MUNICIPAL INCOME TRUST
              ANNUAL MEETING OF SHAREHOLDERS--DECEMBER 20, 1995

                                    PROXY

   The undersigned hereby appoints SHELDON CURTIS, EDMUND C. PUCKHABER, ROBERT M. SCANLAN, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of MUNICIPAL INCOME TRUST on December 20, 1995 at 9:00 A.M.,New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated November 1, 1995 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEE AND FOR THE PROPOSALS.

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
                                  ENVELOPE.

                     (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.
1. ELECTION OF TRUSTEES: [ ] FOR ALL NOMINEES       [ ] WITHHOLD AUTHORITY
                              (except as marked to       (to vote for all
                               the contrary below)        nominees listed below)

            Jack F. Bennett, Michael Bozic, Charles A. Fiumefreddo (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
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2. APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                    FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
3. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT
ACCOUNTANTS:
                    FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
4. SHAREHOLDER PROPOSAL
                    FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

and in their discretion in the transaction of any other business which may
properly come before the meeting.                                            121
                                                      Please sign personally.
                                                      If the share is registered
                                                      in more than one name,
                                                      each joint owner or each
                                                      fiduciary should sign
                                                      personally. Only
                                                      authorized officers should
                                                      sign for corporations.

                                                      Dated ____________________

                                                      --------------------------
                                                                Signature

                                                      --------------------------
                                                                Signature